UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 27, 2006

                                  BIOSTEM, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

             Nevada                   000-49933            95-4886472
            --------                  ----------          -----------
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)      Identification No.)

            200 HANNOVER PARK ROAD, SUITE 120, ATLANTA, GA      30350
            ------------------------------------------------------------
             (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code (770) 650-1733


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Attached hereto as Exhibit 99.1, is a PowerPoint presentation (the "Presentation") regarding Cryobanks International, Inc. ("Cryobanks"), which Presentation was prepared solely by Cryobanks, and which information contained therein assumes the closing of the Merger Agreement (the "Merger") with BioStem, Inc. ("we," "us," and the "Company") and Cryobanks, which was entered into in November 2005 and later extended until March 31, 2007, pursuant to an amendment to the Merger Agreement entered into between Cryobanks and us.

The closing of the Merger is contingent upon Cryobanks raising at least $10,000,000 in funding, of which to our knowledge, $0 has been raised to date. The attached Presentation also assumes the closing of the Agreement to Purchase Subsidiaries and Cancel Shares (the "Spinoff Agreement") between us and Cryobanks, the result of which will be that we will spin off our valet parking and parking related services and will solely operate as a cord blood stem cell storage facility.

Certain statements in the Presentation constitute "Forward Looking Statements" within the meaning of Section 27a Of The Securities Act of 1934, as amended, and The Private Securities Litigation Reform Act of 1995 (Collectively, The "Reform Act"). Certain, but not necessarily all, of such Forward-Looking Statements can be identified by the use of Forward-Looking terminology such as "believes", "expects", "may", "should", or "anticipates", or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Such Forward-Looking Statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of us or Cryobanks to be materially different from any future results, performance or achievements expressed or implied by such Forward-Looking Statements. Furthermore, there can be no assurance that the Merger will close by March 31, 2007, if at all, and/or that we will ever cease our parking related operations and begin operating as a cord blood stem cell storage facility through Cryobanks.

Additionally, we make no representations or warranties that the information supplied in the Presentation is correct or that any of the financial projections will come true. We have relied on the representations of Dwight C. Brunoehler, Chief Executive Officer of Cryobanks regarding the accuracy of the statements and projections in the Presentation. Please review our most current periodic filings for risk factors regarding Cryobanks, the Merger and our current parking related operations as well as our financial condition.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits.

Exhibit  No.  Description
-----------   -----------

99.1*         Cryobanks Presentation

*  Filed  as  an  Exhibit  to  this  Form  8-K

         --------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTEM,  INC.

By:  /s/  Marc  Ebersole
---------------------------
Marc  Ebersole
Chief  Executive  Officer

Dated:  November 27,  2006